UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

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Imagis Technologies Inc.

British Columbia, Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

1630 - 1075 West Georgia Street
Vancouver, British Columbia
Canada
V6E 3C9
(Address of principal executive offices and Zip Code)

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Registrant's telephone number, including area code: (604) 684-2449

Item 5.     Other Events and Regulation FD Disclosure

Attached as an exhibit to this report is a press release dated July 30, 2003.

Item 7.     Financial Statements and Exhibits

a)     Exhibits:

99.1     Press release dated July 30, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2003	Imagis Technologies Inc. By: /s/ Roy Trivett Roy Trivett President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO. 1	DESCRIPTION Press Release dated July 30, 2003